SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549
                        -----------------------


                               FORM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



                                 JANUARY 5, 1997
                                 ------------
               Date of Report (Date of earliest event reported)



                             CHATEAU COMMUNITIES, INC.
                             ------------------------
            (Exact Name of Registrant as Specified in its Charter)



      MARYLAND                     001-12496                38-3132038
      --------                     ---------                ----------
(State  of  Organization)  (Commission File Number)       (IRS Employer
                                                     Identification Number)



      6430 SO. QUEBEC STREET,  ENGLEWOOD, CO                    80111
      --------------------------------------                    -----
      (Address of Registrant's Principal Executive Office)    (Zip Code)


                                 (303) 741-3707
                                 --------------
             (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS

      The purpose of the filing of this current report on Form 8-K by Chateau Communities, Inc. (the "Company") is to include an additional exhibit to the Company's Registration Statements on Form S-3 Nos. 333-28703 and 333-36323) (the "Registration Statements") filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Exhibit number and Exhibit set forth below corresponds to the Exhibit numbers and Exhibits included in the Registration Statement.


ITEM 7.  EXHIBITS.

EXHIBIT NO.       DESCRIPTION OF DOCUMENT
----------        -----------------------
    23.1          Consent of Deloitte & Touche





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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 1997                             CHATEAU COMMUNITIES, INC.



                                                   By:  /s/Tamara D. Fischer
                                                       -----------------------
                                                        Tamara D. Fischer
                                                        Chief Financial Officer




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